                                                                   EXHIBIT 10.18

                           CONSENT AND AMENDMENT NO. 2

          CONSENT AND AMENDMENT NO. 2 (this "Amendment"), dated as of February 2, 2005, to the Second Amended and Restated Credit Agreement dated as of August 9, 2004 (as amended and as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among Oneida Ltd., as borrower (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders") and JPMorgan Chase Bank ("JPMorgan Chase"), as administrative agent (the "Administrative Agent") and collateral agent (the "Collateral Agent") for the Lenders.

                             INTRODUCTORY STATEMENT

          A. All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

          B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

Accordingly, the parties hereto hereby agree as follows:

          SECTION 1. Consent to Sale of Sherrill Manufacturing Facility. The Required Lenders hereby consent to the sale of real property (including buildings appurtenant thereto), equipment, fixtures, production tooling, raw materials, inventory and other miscellaneous manufacturing assets located in Sherrill, New York (the "Sherrill Manufacturing Assets") in a transaction as described in that certain Letter of Intent for Purchase of Certain Assets of Oneida Ltd. executed on January 16, 2005 by and among Matthew A. Roberts and Gregory L. Owens, on behalf of Sherrill Manufacturing, Inc., Oneida Ltd. and Oneida Silversmiths, Inc. (the "Sherrill Letter of Intent") with documentation related thereto containing terms (i) substantially similar to the terms described in the Sherrill Letter of Intent, and (ii) with respect to terms not set forth in the Sherrill Letter of Intent, reasonably satisfactory to the Administrative Agent; provided that the Sherrill Manufacturing Assets shall be deemed to have been sold pursuant to Section 6.6(a)(iv) of the Credit Agreement and the proceeds of such sale shall be treated as Net Cash Proceeds for purposes of the mandatory prepayment required pursuant to Section 2.11(b) of the Credit Agreement.

          SECTION 2. Amendment to Section 1 of the Credit Agreement. Section 1 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

          ""Australian Facility" shall mean that certain Debenture dated [___] by and between NAB and Oneida Australia.

          "NAB" shall mean National Australia Bank Limited ABN 12 004 044 937.

          "Oneida Australia" shall mean Oneida Australia PTY Ltd.

          SECTION 3. Amendment to Section 2.11 of the Credit Agreement. Section
2.11 of the Credit Agreement is hereby amended by inserting the following proviso at the end of subsection (e) thereof:

          "; provided, that for purposes of the pro rata calculations referred to in clauses (i) and (iv) above, the outstanding undrawn face amount of each letter of credit referred to therein shall be reduced by the amount, if any, previously cash collateralized on account of such letter of credit."

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          SECTION 4. Amendment to Section 6.1 of the Credit Agreement. Section
6.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (f) thereof, (ii) inserting the word "and" at the end of clause (g) thereof, and (iii) adding the following clause (h) at the end thereof:

          "(h) Indebtedness and L/C Indebtedness of Oneida Australia under the Australian Facility in an aggregate principal amount at any time outstanding not exceeding AUD $2,500,000 and any extension, renewal or refinancing of all or any portion of such Oneida Australia Indebtedness or L/C Indebtedness, provided that the aggregate principal amount of such Oneida Australia Indebtedness and L/C Indebtedness is not increased and such extension, renewal or refinancing be on terms substantially similar or more favorable to Oneida Australia."

          SECTION 5. Amendment to Section 6.2 of the Credit Agreement. Section
6.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (m) thereof, (ii) inserting the word "and" at the end of clause (n) thereof, and (iii) adding the following clause (o) at the end thereof:

          "(o) Liens in favor of NAB on substantially all of the assets of Oneida Australia to secure Oneida Australia's obligations under the Australian Facility."

          SECTION 6. Amendment to Section 6.4 of the Credit Agreement. Section
6.4 of the Credit Agreement is hereby amended by (i) inserting the parenthetical "(other than Oneida Australia)" immediately following the word "Subsidiaries" the first time such word appears in subsection (c) thereof and (ii) inserting the words "other than the recharacterization from Indebtedness to equity on the books of Oneida U.K. Limited of the amount of (pound)7,416,087.00 which has been reflected on the books of the Borrower as equity but on the books of Oneida U.K. Limited as Indebtedness" immediately following the words "Credit Parties" the first time they appear in subsection (c) thereof.

          SECTION 7. Amendment to Article 6 of the Credit Agreement. Article 6 of the Credit Agreement is hereby amended by inserting the following Section
6.25 at the end thereof:

          "Section 6.25 Limitation on Bank Accounts. Maintain a deposit account for the Borrower or any Credit Party other than those set forth on
          Schedule 3.28 hereto unless the Borrower shall have previously delivered to the Administrative Agent an updated Schedule 3.28 which shall be deemed to replace Schedule 3.28 in its entirety."

          SECTION 8. Amendment to Schedule 6.6(iv) of the Credit Agreement.
Schedule 6.6(iv) of the Credit Agreement is hereby amended by deleting words "Buildings 23A, 23B, 23C, 23D, 24A, 24B, 24C, 24D, 25, 25A, 25B, 25C, 26, 26A,
41, 41A, 61B, 61D, 61E & 61F All Factory Service Buildings 46, 46A, 46B, 47A, 49, 49A, 49B, 50, 50A & 50B Design Building 30 Garages 108-503 Waste Treatment Plant land containing ponds" set forth therein.

          SECTION 9. Amendment to Section 10.3 of the Credit Agreement. Section
10.3 of the Credit Agreement is hereby amended by (i) deleting the words "an equal Percentage of" appearing in clause (b)(ii) thereof and (ii) deleting the words "as the case may be" appearing in clause (b)(ii) thereof and replacing them with the words "such that (1) the ratio of assigned Tranche A Term Loans to assigned Revolving Credit Loans is not less than 2.0:1.0 or (2) such assignment shall equal such Lender's entire Revolving Credit Loans and Tranche A Term Loans".

          SECTION 10. Approval Pursuant to Section 6.21 of the Credit Agreement. Pursuant to Section 6.21 of the Credit Agreement, the Administrative Agent hereby approves of Oneida Australia entering into the Australian Facility containing restrictions on the existence of Liens (other than the Liens in favor of NAB) on the assets of Oneida Australia.

          SECTION 11. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions has been met (the "Effective Date"):

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               (a) execution and delivery (including by facsimile) of this
Amendment by the Borrower, the Administrative Agent, the Required Lenders and, for purposes of effectiveness of Section 3 hereof only, the Existing Standby L/C Issuers;

               (b) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors;

               (c) payment of outstanding professionals' fees and expenses of the Administrative Agent and Collateral Agent;

               (d) delivery to the Administrative Agent of a certificate of an Authorized Officer certifying that, after giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Fundamental Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective; and

               (e) for purposes of the effectiveness of Sections 4 and 5 hereof only, delivery of execution copies of the Debenture by and between Oneida Australia PTY Ltd. and National Australia Bank Limited ABN 12 004 044 937 in form and substance reasonably satisfactory to the Required Lenders.

          SECTION 12. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Fundamental Documents as fully as if made on the date hereof (but after giving effect to this Amendment).

          SECTION 13. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Fundamental Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

          SECTION 14. Reaffirmation; No Novation. The Borrower expressly acknowledges and agrees that: (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Fundamental Documents and (ii) nothing in this Amendment shall affect or limit the Administrative Agent's and the Lenders' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Fundamental Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Fundamental Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the terms hereof, the Credit Agreement or the other Fundamental Documents.

          SECTION 15. Ratification. Except as expressly contemplated or provided herein, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Fundamental Documents effective as of the date hereof.

          SECTION 16. Release. For purposes of this Section, the following terms shall have the following definitions:

               (a) "Related Parties" shall mean, with respect to any released party, such party's parents, subsidiaries, affiliates, successors, assigns, predecessors in interest, officers, directors, employees, agents, representatives, attorneys, financial advisors, accountants and shareholders, if any.

               (b) "Claims" shall mean any and all claims, losses, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions, causes of action, including without limitation, any and all rights of setoff, recoupment or counterclaim of any kind or nature whatsoever, in law or in equity, known or unknown, suspected or unsuspected, contingent or fixed.

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          Excluding only the continuing obligations of the Lenders and the
Administrative Agent under the express terms of the Credit Agreement, the Fundamental Documents and this Amendment, the Borrower hereby releases, acquits and forever discharges the Lenders and the Administrative Agent, and each of them, and their respective Related Parties, of and from any and all Claims arising out of, related or in any way connected with the Credit Agreement, the Fundamental Documents or the transactions contemplated by any thereof, including, without limitation, any action or failure to act, prior to the execution of this Amendment, in response to or otherwise in connection with the events or circumstances arising under or otherwise related to the Credit Agreement, the Fundamental Documents or any Defaults or Events of Default occurring under the Credit Agreement or the Fundamental Documents.

          SECTION 17. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

          SECTION 18. References. All references to the Credit Agreement in the Credit Agreement and the other Fundamental Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as modified hereby and as may in the future be amended, restated, supplemented or otherwise modified from time to time.

          SECTION 19. No Default. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Lenders under the Credit Agreement.

          SECTION 20. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendment herein contained.

          SECTION 21. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

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          IN WITNESS WHEREOF, the Borrower, the Administrative Agent, and each of the Lenders has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        BORROWER:

                                        ONEIDA LTD.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        JPMORGAN CHASE BANK
                                        as Administrative Agent, Collateral
                                        Agent, Revolving Credit Lender and
                                        Tranche A Term Loan Lender


                                        By: /s/ ROGER ODELL
                                            ------------------------------------
                                        Name: Roger Odell
                                        Title: Managing Director


                                        BANK OF AMERICA, NA,
                                        as Existing Standby L/C Issuer


                                        By: /s/ DANIEL D. BUTLER
                                            ------------------------------------
                                        Name: Daniel D. Butler
                                        Title: Senior Vice President


                                        BARCLAYS BANK PLC., as Revolving Credit
                                        Lender and Tranche A Term Loan Lender


                                        By: /s/ DAMIEN MILLER
                                            ------------------------------------
                                        Name: Damien Miller
                                        Title: Director


                                        CARGILL FINANCIAL SERVICES
                                        INTERNATIONAL, INC., as Revolving Credit
                                        Lender and Tranche A Term Loan Lender


                                        By: /s/ MARK A. SORENSEN
                                            ------------------------------------
                                        Name: Mark A. Sorensen
                                        Title: Managing Director


                                        By: /s/ CHRISTOPHER J. HEDBERG
                                            ------------------------------------
                                        Name: Christopher J. Hedberg
                                        Title: Operations Manager


                                        FLEET NATIONAL BANK, as Revolving Credit
                                        Lender and Tranche A Term Loan Lender


                                        By: /s/ DANIEL D. BUTLER
                                            ------------------------------------
                                        Name: Daniel D. Butler
                                        Title: Senior Vice President

      [Signature Page to Consent and Amendment No. 2 to Oneida Ltd. Second
                     Amended and Restated Credit Agreement]

                                        BANC OF AMERICA STRATEGIC SOLUTIONS,
                                        INC., as Tranche A Term Loan Lender


                                        By: /s/ DANIEL D. BUTLER
                                            ------------------------------------
                                        Name: Daniel D. Butler
                                        Title: Senior Vice President


                                        SPS HIGH YIELD LOAN TRADING, as
                                        Revolving Credit Lender and Tranche A
                                        Term Loan Lender


                                        By: /s/ ROGER ODELL
                                            ------------------------------------
                                        Name: Roger Odell
                                        Title: Managing Director


                                        CREDIT SUISSE FIRST BOSTON, as Revolving
                                        Credit Lender and Tranche A Term Loan
                                        Lender


                                        By: /s/ GIL GOLAN
                                            ------------------------------------
                                        Name: Gil Golan
                                        Title: Assistant Vice President


                                        By: /s/ JOSEPH BROSNAN
                                            ------------------------------------
                                        Name: Joseph Brosnan
                                        Title: Vice President


                                        SPCP GROUP, LLC, as Revolving Credit
                                        Lender and Tranche A Term Loan Lender


                                        By: /s/ JEFF GELFAND
                                            ------------------------------------
                                        Name: Jeff Gelfand
                                        Title: Authorized Signatory


                                        GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Revolving Credit Lender and Tranche A
                                        Term Loan Lender


                                        By: /s/ AMANDA J. VAN HEYST
                                            ------------------------------------
                                        Name: Amanda J. Van Heyst
                                        Title: Duly Authorized Signatory


                                        HSBC BANK USA, National Association, as
                                        Existing Standby L/C Issuer

                                        By: /s/ PATRICK M. HANLEY
                                            ------------------------------------
                                        Name: Patrick M. Hanley
                                        Title: Vice President

      [Signature Page to Consent and Amendment No. 2 to Oneida Ltd. Second
                     Amended and Restated Credit Agreement]





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               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Consent and Amendment No. 2 (the "Amendment") to the Second Amended and Restated Credit Agreement, dated as of February 2, 2005 (as heretofore amended, the "Credit Agreement"), among Oneida Ltd., as borrower, the lenders from time to time party thereto (the "Lenders"), and JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, (ii) consents to the execution and delivery of the Amendment by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Consolidated Subsidiary Guarantee Agreement dated as of August 9, 2004 (the "Guarantee") executed by it, (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment, (v) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of such Guarantor arising out of or with respect to any of the Loans (as defined in the Credit Agreement) or other obligations of such Guarantor owed to the Administrative Agent or the Lenders under the Credit Agreement, the Guarantee or the other Fundamental Documents (as defined in the Credit Agreement), and (vi) agrees to take such further actions as the Administrative Agent shall reasonably require in connection with the Amendment and to evidence the waivers therein contained. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

                                        65


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          IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent, Reaffirmation and Agreement as of the 2nd day of February, 2005.

                                        BUFFALO CHINA, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        THC SYSTEMS, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        ENCORE PROMOTIONS, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        DELCO INTERNATIONAL, LTD.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        SAKURA, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        KENWOOD SILVER COMPANY, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        ONEIDA SILVERSMITHS, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer


                                        ONEIDA FOOD SERVICE, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet

                                        Title: Chief Executive Officer


                                        ONEIDA INTERNATIONAL, INC.


                                        By: /s/ PETER J. KALLET
                                            ------------------------------------
                                        Name: Peter J. Kallet
                                        Title: Chief Executive Officer